SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 27, 1997


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



        Delaware                     0-21605                    25-1669404
     (State or other          (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                            Identification No.)







               Main at Water Street - Coudersport, PA 16915-1141 (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code (814) 274-9830






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Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.       Description



4.01 Indenture, dated as of August 27, 1997, with respect to the Registrant's 12-1/4% Senior Secured Notes due 2004, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.02              Form of 12-1/4% Senior Secured Note due 2004 (contained in
                  Exhibit 4.01)

4.03 Pledge Agreement between the Registrant and the Bank of Montreal Trust Company as Collateral Agent, dated as of August 27, 1997 (Filed herewith).

4.04 Registration Rights Agreement between the Registrant and the Initial Purchasers, dated August 27, 1997, regarding the 12-1/4% Senior Secured Notes due 2004 (Filed herewith).

4.05 Pledge, Escrow and Disbursement Agreement, between the Registrant and the Bank of Montreal Trust Company, dated as of August 27, 1997 (Filed herewith).

4.06 Second Supplemental Indenture, dated as of August 27, 1997, between the Registrant and the Bank of Montreal Trust Company, regarding the Registrant's 13% Senior Discount Notes due 2003 (Filed herewith).

10.01             Purchase  Agreement among the  Registrant,  Bear Stearns & Co.
                  Inc., Chase Securities Inc., TD Securities (USA) Inc., CIBC Wood Gundy Securities Corp., and Scotia Capital Markets (the "Initial Purchasers") dated August 21, 1997 (Filed herewith).

                                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    September 12, 1997                 HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            ------------------------
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

4.01 Indenture, dated as of August 27, 1997, with respect to the Registrant's 12-1/4% Senior Secured Notes due 2004, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.02              Form of 12-1/4% Senior Secured Note due 2004 (contained in
                  Exhibit 4.01)

4.03 Pledge Agreement between the Registrant and the Bank of Montreal Trust Company as Collateral Agent, dated as of August 27, 1997 (Filed herewith).

4.04 Registration Rights Agreement between the Registrant and the Initial Purchasers, dated August 27, 1997, regarding the 12-1/4% Senior Secured Notes due 2004 (Filed herewith).

4.05 Pledge, Escrow and Disbursement Agreement, between the Registrant and the Bank of Montreal Trust Company, dated as of August 27, 1997 (Filed herewith).

4.06 Second Supplemental Indenture, dated as of August 27, 1997, between the Registrant and the Bank of Montreal Trust Company, regarding the Registrant's 13% Senior Discount Notes due 2003 (Filed herewith).

10.01             Purchase  Agreement among the  Registrant,  Bear Stearns & Co.
                  Inc., Chase Securities Inc., TD Securities (USA) Inc., CIBC Wood Gundy Securities Corp., and Scotia Capital Markets (the "Initial Purchasers") dated August 21, 1997 (Filed herewith).